Supplemental Financial Information
September 30, 2006
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Statements of Consolidated Income	2
Consolidated Balance Sheets	3
Statements of Consolidated Income at Prorata Share	4
Consolidated Balance Sheets at Prorata Share	5
Summary Operating Data	6 - 7
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Property
Financial Statements of Unconsolidated Joint Ventures at Prorata Share	8
Summary Balance Sheet Information	9
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	10 - 11
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	12 - 13
Tenant Diversification
Lease Information
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	14 - 29
Property Investment Summary
Acquisition Summary
Disposition Summary
New Development Summary
Total Operating Income at Prorata Share by Geographic Region
Property Listing

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that WRI’s expectations will be realized.

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of September 30, 2006, we owned or operated under long-term leases, interests in 362 developed income-producing properties and eleven properties that are in various stages of development, which are located in 21 states that span the southern half of the United States from coast to coast. Included in the portfolio are
309 shopping centers and 64 industrial projects. Our interests in these properties aggregated approximately 47.5 million square feet of building area. Our properties were 94.0% leased as of September 30, 2006, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Austin, TX
Dallas, TX
Denver, CO (Miller Weingarten)
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRIPrD
Series E Preferred Shares	WRIPrE

Weingarten Realty Investors
Statements of Consolidated Income
(in thousands, except per share amounts)
(as reported)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,		Twelve Months Ended December 31,
	2006	2005	2006	2005	2005	2004	2003	2002

Revenues:
Rentals	$143,965	$129,273	$412,480	$377,671	$507,261	$455,650	$368,597	$315,906
Other	1,323	1,564	4,801	5,212	6,383	8,376	6,730	4,545
Total	145,288	130,837	417,281	382,883	513,644	464,026	375,327	320,451

Expenses:
Depreciation and amortization	32,535	30,113	94,896	87,081	118,003	104,826	81,514	66,518
Operating	23,918	19,593	64,317	55,584	77,370	72,173	58,317	48,831
Ad valorem taxes	19,770	15,942	51,709	45,566	59,239	52,242	41,894	38,125
General and administrative	5,497	4,354	16,500	13,123	17,379	16,122	13,820	11,148
Impairment loss						3,550
Total	81,720	70,002	227,422	201,354	271,991	248,913	195,545	164,622

Operating Income	63,568	60,835	189,859	181,529	241,653	215,113	179,782	155,829
Interest Expense	(37,709)	(33,202)	(106,887)	(96,525)	(130,761)	(117,096)	(90,269)	(67,171)
Interest and Other Income	2,788	1,330	4,819	1,758	2,868	1,390	1,564	1,054
Loss on Redemption of Preferred Shares						(3,566)	(2,739)
Equity in Earnings of Joint Ventures, net (a)	2,253	1,895	10,866	4,788	6,610	5,384	4,681	3,930
Income Allocated to Minority Interests	(1,676)	(1,385)	(4,977)	(4,530)	(6,060)	(4,928)	(2,723)	(3,553)
Gain on Sale of Properties	26,871	132	27,008	22,111	22,306	1,562	665	188
Gain on Land and Merchant Development Sales	4,504		6,180		804
Provision for Income Taxes	(1,253)		(1,401)
Income From Continuing Operations	59,346	29,605	125,467	109,131	137,420	97,859	90,961	90,277
Operating Income From Discontinued Operations	1,015	4,138	6,611	13,437	16,774	18,639	19,280	22,118
Gain on Sale of Properties From Discontinued Operations	45,388	27,740	118,546	45,682	65,459	24,883	6,039	19,472
Income From Discontinued Operations	46,403	31,878	125,157	59,119	82,233	43,522	25,319	41,590
Net Income	105,749	61,483	250,624	168,250	219,653	141,381	116,280	131,867
Preferred Share Dividends	(2,526)	(2,525)	(7,576)	(7,576)	(10,101)	(7,470)	(15,912)	(19,756)
Redemption Cost of Series A Preferred Shares							(2,488)
Net Income Available to Common Shareholders	$103,223	$58,958	$243,048	$160,674	$209,552	$133,911	$97,880	$112,111
Net Income Per Common Share - Basic	$1.19	$0.66	$2.75	$1.80	$2.35	$1.55	$1.24	$1.44
Net Income Per Common Share - Diluted	$1.15	$0.65	$2.67	$1.77	$2.31	$1.54	$1.24	$1.43

(a) See Page 8 for the Company's prorata share of the operating results of its unconsolidated joint ventures.

Weingarten Realty Investors
Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	September 30,	December 31,
	2006	2005
ASSETS

Property	$4,397,465	$4,033,579
Accumulated Depreciation	(690,738)	(679,642)
Property - net	3,706,727	3,353,937

Investment in Real Estate Joint Ventures (a)	120,891	84,348
Total	3,827,618	3,438,285

Notes Receivable from Real Estate Joint Ventures and Partnerships	28,099	42,195
Unamortized Debt and Lease Costs	123,947	95,616
Accrued Rent and Accounts Receivable (net of allowance for doubtful
accounts of $4,939 in 2006 and $4,673 in 2005)	91,488	60,905
Cash and Cash Equivalents	187,036	42,690
Restricted Deposits and Mortgage Escrows	100,038	11,747
Other	70,945	46,303
Total	$4,429,171	$3,737,741

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$2,991,307	$2,299,855
Accounts Payable and Accrued Expenses	110,553	102,143
Other	127,654	102,099
Total	3,229,514	2,504,097

Minority Interest	90,446	83,358

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of
beneficial interest; 100 shares issued and outstanding
in 2006 and 2005; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of
beneficial interest; 29 shares issued and outstanding in 2006
and 2005; liquidation preference $72,500	1	1
Common Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 150,000; shares issued and outstanding:
85,543 in 2006 and 89,403 in 2005	2,576	2,686
Additional Paid in Capital	1,129,176	1,288,432
Accumulated Dividends in Excess of Net Income	(12,839)	(132,786)
Accumulated Other Comprehensive Loss	(9,706)	(8,050)
Shareholders' Equity	1,109,211	1,150,286
Total	$4,429,171	$3,737,741

(a) This represents the Company's investment of its unconsolidated joint ventures. See page 8 for additional information.

Weingarten Realty Investors
Statements of Consolidated Income at Prorata Share
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,		Twelve Months Ended December 31,
	2006	2005	2006	2005	2005	2004	2003	2002

Revenues:
Rentals	$146,212	$130,419	$418,063	$380,492	$511,525	$457,177	$369,142	$320,335
Other	1,793	1,644	5,474	5,430	6,545	8,129	6,909	4,647
Total	148,005	132,063	423,537	385,922	518,070	465,306	376,051	324,982

Expenses:
Depreciation and amortization	32,868	30,027	95,669	87,061	118,112	104,537	79,935	66,726
Operating	24,186	19,476	64,647	55,417	77,162	72,046	58,166	49,022
Ad valorem taxes	19,989	16,017	52,133	45,838	59,564	52,289	42,050	38,639
General and administrative	5,510	4,371	16,537	13,173	17,436	16,125	13,821	11,145
Impairment loss						3,550
Total	82,553	69,891	228,986	201,489	272,274	248,547	193,972	165,532

Operating Income	65,452	62,172	194,551	184,433	245,796	216,759	182,079	159,450
Interest Expense	(38,004)	(32,967)	(106,989)	(95,725)	(129,790)	(115,357)	(89,945)	(68,981)
Interest and Other Income	3,130	1,489	5,766	2,317	3,641	2,553	3,617	3,266
Loss on Redemption of Preferred Shares						(3,566)	(2,739)
Income Allocated to Minority Interests	(1,355)	(1,315)	(4,123)	(3,888)	(5,218)	(3,990)	(3,236)	(3,720)
Gain on Sale of Properties	26,872	141	31,067	21,909	22,102	1,460	1,185	262
Gain on Land and Merchant Development Sales	4,504	85	6,596	85	889
Provision for Income Taxes	(1,253)		(1,401)
Income From Continuing Operations	59,346	29,605	125,467	109,131	137,420	97,859	90,961	90,277
Operating Income From Discontinued Operations	1,015	4,138	6,611	13,437	16,774	18,639	19,280	22,118
Gain on Sale of Properties From Discontinued Operations	45,388	27,740	118,546	45,682	65,459	24,883	6,039	19,472
Income From Discontinued Operations	46,403	31,878	125,157	59,119	82,233	43,522	25,319	41,590
Net Income	105,749	61,483	250,624	168,250	219,653	141,381	116,280	131,867
Preferred Share Dividends	(2,526)	(2,525)	(7,576)	(7,576)	(10,101)	(7,470)	(15,912)	(19,756)
Redemption Cost of Series A Preferred Shares							(2,488)
Net Income Available to Common Shareholders	$103,223	$58,958	$243,048	$160,674	$209,552	$133,911	$97,880	$112,111
Net Income Per Common Share - Basic	$1.19	$0.66	$2.75	$1.80	$2.35	$1.55	$1.24	$1.44
Net Income Per Common Share - Diluted	$1.15	$0.65	$2.67	$1.77	$2.31	$1.54	$1.24	$1.43

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Statements of Consolidated Income at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Consolidated Balance Sheets at Prorata Share
(in thousands, except per share amounts)

	September 30,	December 31,
	2006	2005
ASSETS

Property	$4,482,459	$4,098,780
Accumulated Depreciation	(691,882)	(682,102)
Property - net	3,790,577	3,416,678

Notes Receivable from Real Estate Joint Ventures and Partnerships	37,131	32,958
Unamortized Debt and Lease Costs	127,364	97,387
Accrued Rent and Accounts Receivable (net of allowance for doubtful
accounts of $5,627 in 2006 and $4,977 in 2005)	91,851	59,838
Cash and Cash Equivalents	197,883	54,878
Restricted Deposits and Mortgage Escrows	99,879	11,082
Other	99,308	49,455
Total	$4,443,993	$3,722,276

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$3,020,825	$2,288,145
Accounts Payable and Accrued Expenses	111,360	101,616
Other	120,254	100,826
Total	3,252,439	2,490,587

Minority Interest	82,343	81,403

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of
beneficial interest; 100 shares issued and outstanding
in 2006 and 2005; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of
beneficial interests; 29 shares issued and outstanding in 2006
and 2005; liquidation preference $72,500	1	1
Common Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 150,000; shares issued and outstanding:
85,543 in 2006 and 89,403 in 2005	2,576	2,686
Additional Paid in Capital	1,129,176	1,288,432
Retained Earnings	(12,839)	(132,786)
Accumulated Other Comprehensive Loss	(9,706)	(8,050)
Shareholders' Equity	1,109,211	1,150,286
Total	$4,443,993	$3,722,276

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Consolidated Balance Sheets at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Funds from Operations
Numerator:
Net income available to common shareholders	$103,223	$58,958	$243,048	$160,674
Depreciation and amortization	31,475	30,807	94,510	90,227
Depreciation and amortization of unconsolidated joint ventures	1,204	735	3,328	2,578
Gain on sale of properties	(72,260)	(27,880)	(145,559)	(67,593)
(Gain) loss on sale of properties of unconsolidated joint ventures		(1)	(4,054)	2
Funds from Operations - Basic	63,642	62,619	191,273	185,888
Funds from operations attributable to operating
partnership units	1,355	1,315	4,123	3,888
Funds from Operations - Diluted	$64,997	$63,934	$195,396	$189,776

Denominator:
Weighted average shares outstanding - Basic	86,567	89,257	88,476	89,186
Effect of dilutive securities:
Share options and awards	905	930	902	880
Operating partnership units	3,138	3,129	3,150	3,060
Weighted average shares outstanding - Diluted	90,610	93,316	92,528	93,126

Funds from Operations per Share - Basic	$0.74	$0.70	$2.16	$2.08

Funds from Operations Per Share - Diluted	$0.72	$0.69	$2.11	$2.04

Growth in Funds from Operations per Share - Diluted		4.3%		3.4%

Dividends
Common Dividends per Share	$0.465	$0.440	$1.395	$1.320

Common Dividends Paid as a % of Funds from Operations	62.4%	62.8%	64.4%	63.4%

General and Administrative Expenses *
General and Administrative Expenses/Total Revenue	3.7%	3.3%	3.9%	3.4%

General and Administrative Expenses/Total Assets before Depreciation	0.11%	0.10%	0.32%	0.31%

Net Operating Income *
Same Property NOI Growth: **
Retail	2.9%	4.5%	2.6%	4.3%
Industrial	-5.5%	1.3%	2.7%	1.6%
Total	2.2%	4.2%	2.6%	4.1%

* Includes the Company's share of unconsolidated joint ventures and excludes its partners' share of consolidated joint ventures ("Prorata Share").

** Same Property NOI Growth excludes the effect of lease cancellation income.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated partnerships and joint ventures. We calculate FFO in a manner consistent with the NAREIT definition.

We believe FFO is an appropriate supplemental measure of operating performance because it helps investors compare our operating performance relative to other REITs. Management also uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time.

Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.

FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Rentals
Base minimum rent, net	$109,220	$100,401	$321,215	$295,562
Straight line rent	2,215	1,949	5,153	5,600
Over/Under-market rentals, net	513	134	854	211
Percentage rent	1,727	1,154	4,311	3,386
Tenant reimbursements	30,290	25,635	80,947	72,912
Total	$143,965	$129,273	$412,480	$377,671

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Rentals (Prorata Share)
Base minimum rent, net	$110,822	$101,388	$325,535	$297,898
Straight line rent	2,468	2,026	5,523	5,776
Over/Under-market rentals, net	632	191	1,081	370
Percentage rent	1,762	1,183	4,442	3,462
Tenant reimbursements	30,528	25,631	81,482	72,986
Total	$146,212	$130,419	$418,063	$380,492

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Interest Expense (Prorata Share)
Interest paid or accrued	$42,000	$35,519	$116,932	$103,419
Over-market mortgage adjustment	(1,896)	(1,764)	(5,574)	(5,155)
Gross interest expense	40,104	33,755	111,358	98,264
Less:
Capitalized interest	(2,100)	(788)	(4,369)	(2,539)
Interest expense, at prorata share	$38,004	$32,967	$106,989	$95,725

			September 30,	December 31,
			2006	2005
Property at Prorata Share
Land			$836,837	$741,608
Land held for development			26,135	20,024
Land under development			86,864	27,728
Buildings and improvements			3,455,643	3,082,144
Construction in-progress			68,338	46,828
Property held for sale			8,642	180,448
Total			$4,482,459	$4,098,780

Weingarten Realty Investors
Financial Statements of Unconsolidated Joint Ventures at Prorata
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005

Revenues:	$5,748	$4,100	$15,501	$11,839

Expenses:
Depreciation and amortization	1,204	735	3,328	2,578
Interest	1,380	803	3,623	2,236
Operating	709	528	1,997	1,594
Ad valorem taxes	630	541	1,591	1,481
General and administrative	73	22	188	76
Total	3,996	2,629	10,727	7,965

Gain on land and merchant development sales		85	416	85
Gain (loss) on sale of property		1	4,054	(2)

Net Income	$1,752	$1,557	$9,244	$3,957

			September 30,	December 31,
			2006	2005
ASSETS

Property			$211,656	$147,006
Accumulated Depreciation			(15,579)	(14,493)
Property - net			196,077	132,513

Unamortized Debt and Lease Costs			6,022	4,519
Accrued Rent and Accounts Receivable			5,187	1,442
Cash and Cash Equivalents			12,544	13,946
Other			13,521	1,932
Total			$233,351	$154,352

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt			$85,428	$44,544
Amounts Payable to WRI			13,070	16,022
Accounts Payable and Accrued Expenses			5,105	3,706
Total			103,603	64,272

Accumulated Equity			129,748	90,080

Total			$233,351	$154,352

Notes:
The Consolidated Financial Statements at prorata share include only the real estate operations of joint ventures at WRI's ownership percentages.
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	September 30,	December 31,
	2006	2005

Common Share Data
Closing Market Price	$43.02	$37.81

Dividend Yield	4.32%	4.65%

90-Day Average Trading Volume	259,189	272,770

Capitalization (As reported)
Debt	$2,991,307	$2,299,855
Preferred Shares	147,500	147,500
Common Shares at Market	3,680,060	3,380,327
Operating Partnership Units at Market	134,007	119,328
Total Market Capitalization	$6,952,874	$5,947,010

Debt to Total Market Capitalization	43.0%	38.7%

Capitalization (Prorata)
Debt	$3,020,825	$2,288,145
Preferred Shares	147,500	147,500
Common Shares at Market	3,680,060	3,380,327
Operating Partnership Units at Market	134,007	119,328
Total Market Capitalization	$6,982,392	$5,935,300

Debt to Total Market Capitalization	43.3%	38.6%

Capital Availability
Unused Portion of $400 MM Revolver	$156,028	$175,071
Shelf Registration - $1 Billion Effective April 2003	160,430	160,430
Shelf Registration - $1.5 Billion Effective September 2004	1,500,000	1,500,000
Shelf Registration - $50 Million Effective September 2004	50,000	50,000
Total	$1,866,458	$1,885,501

Credit Ratings	S&P	Moody's

Senior Debt	A	baa1
Preferred Shares	A-	baa2

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

		3rd Quarter		4th Quarter
	September 30,	Weighted	December 31,	Weighted
	2006	Average Rate	2005	Average Rate
Outstanding Balance Summary (2)
Mortgage Debt	$903,605	7.28%	$799,603	7.29%
7% 2011 Bonds	200,000	7.00%	200,000	7.00%
3.95% Convertible Bonds (3)	575,000	3.95%
Unsecured Notes Payable	1,044,867	5.83%	1,049,867	5.85%
Revolving Credit Agreements (1)	229,600	6.04%	210,000	4.71%
Industrial Revenue Bonds	4,775	5.31%	6,925	3.68%
Obligations under Capital Leases	33,460	6.08%	33,460	5.49%
Total Debt - As Reported	2,991,307	6.19%	2,299,855	6.36%
Less: Minority Partners' Interests	(55,910)		(56,254)
Plus: WRI Share of Unconsolidated Joint Ventures	85,428		44,544
Total Debt - Prorata Share	$3,020,825	6.19%	$2,288,145	6.37%

	September 30,		December 31,
	2006	% of Total	2005	% of Total
Fixed vs Variable Rate Debt (at Prorata Share)
(includes the effect of interest rate swaps)

Fixed-rate debt	$2,694,166	89.2%	$1,973,822	86.3%
Variable-rate debt	326,659	10.8%	314,323	13.7%
Total	$3,020,825	100.0%	$2,288,145	100.0%

Secured vs Unsecured Debt (at Prorata Share)
Secured Debt	$974,033	32.2%	$830,340	36.3%
Unsecured Debt	2,046,792	67.8%	1,457,805	63.7%
Total	$3,020,825	100.0%	$2,288,145	100.0%

Coverage Ratios (at Prorata Share trailing 4 quarters)
Fixed Charge Coverage	2.45x		2.56x
Interest Coverage	2.53x		2.65x
Debt Service Coverage	2.50x		2.63x

	As	Prorata
	Reported	Share
Weighted Average Interest Rates (2)
Three months ended 9/30/06	6.19%	6.19%
Nine months ended 9/30/06	6.32%	6.32%
Twelve months ended 12/31/05	6.32%	6.33%

(1) Weighted average revolving interest rate excluding the effect of the commitment fee was 5.58% in third quarter 2006 and 4.26% in fourth quarter 2005.

(2) Weighted average interest rates exclude the effects of FAS 141 and loan costs related to financing.

(3) The convertible bonds mature August 1, 2026 with a call option anytime after August 2011 and a $49.075 per share coversion rate.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at September 30, 2006

	As Reported		Prorata Share
	Maturities	Rate (8)	Maturities	Rate (8)	Floating Rate	Fixed Rate
2006 (1)	$11,216	4.61%	$12,774	4.55%	$8,748	$4,026
2007 (2)	104,923	6.48%	104,780	6.47%	422	104,358
2008 (3) (4)	251,650	6.81%	251,511	6.78%	429	251,082
2009	112,437	6.60%	111,478	6.57%	9,795	101,683
2010	108,524	6.71%	120,770	6.68%	550	120,220
2011 (5)	913,857	5.03%	905,754	5.01%	-	330,754
2012	303,078	5.79%	303,086	5.77%	-	303,086
2013	295,169	5.86%	258,305	5.70%	-	258,305
2014	333,894	5.28%	362,617	5.36%	2,115	360,502
2015	152,704	5.98%	156,897	5.91%	-	156,897
Thereafter	158,284	7.80%	187,283	7.77%	-	762,283
Subtotal	2,745,737		2,775,255		22,059	2,753,196

Revolvers (6)	229,600	5.39%	229,600	5.39%	229,600
Other (7)	15,970		15,970			15,970
Swap Maturities:
2007					25,000	(25,000)
2014					50,000	(50,000)
Total	$2,991,307	6.32%	$3,020,825	6.32%	$326,659	$2,694,166

(1) Includes $3.1 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2) Includes $25 million of MTN's maturing 2027 with 10 and 20 year put options.
(3) Includes $25 million of MTN's maturing 2028 with 10, 12 and 20 year put options.
(4) Includes prepayment of $121.8 million mortgage.
(5) Includes $575 million of Convertible debt maturing in 2026 with a 5 year call option.
(6) Includes the effect of the commitment fee.
(7) Other includes capital leases and market value of swaps.
(8) Interest rates exclude the effects of FAS 141 and loan costs related to financing.

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues at Prorata Share
(in thousands, except percentages and # of units)

				% of Prorata
			# of Units	Rental	Square
Rank	Tenant Name	DBA’s		Revenue	Feet

1	THE KROGER CO.	Kroger, Dillons, Smith Food, Ralphs, Fry's Food, King Soopers	31	2.71%	1,773

2	T.J.X. COMPANIES, INC.	T.J. Maxx, Marshalls	27	1.56%	803

3	SAFEWAY, INC.	Safeway, Randalls, Von's, Tom Thumb	17	1.43%	882

4	ROSS STORES, INC.	Ross Dress for Less	26	1.41%	701

5	PUBLIX SUPER MARKETS, INC.		18	1.26%	819

6	BLOCKBUSTER VIDEO		55	1.10%	306

7	OFFICE DEPOT, INC.		23	1.10%	533

8	HOME DEPOT, INC.		6	1.00%	664

9	BARNES & NOBLE INC.	Barnes & Noble, Bookstop Booksellers	12	0.95%	283

10	GAP, INC.	Gap, Old Navy, Banana Republic	19	0.88%	331

11	PETCO ANIMAL SUPPLIES, INC.		20	0.66%	269

12	STAPLES		12	0.66%	319

13	LINENS 'N THINGS, INC.		10	0.63%	273

14	H E BUTT GROCERY		5	0.62%	302

15	RALEY'S	Raley's Bel Air Markets	6	0.62%	331

16	OFFICE MAX INC.		12	0.61%	277

17	DOLLAR TREE STORES, INC.	Dollar Tree, Greenbacks	32	0.60%	313

18	PETSMART, INC.		12	0.60%	225

19	SUPERVALU, INC.	Albertson's, Save-A-Lot	9	0.59%	359

20	ACADEMY SPORTS & OUTDOORS		5	0.57%	562

21	HARRIS TEETER		6	0.57%	248

22	MOVIE GALLERY, INC.	Movie Gallery, Hollywood Video	22	0.56%	142

23	GROCERS SUPPLY CO, INC.	Fiesta	8	0.56%	319

24	BED BATH & BEYOND, INC.		13	0.55%	344

25	STAGE STORES	Beall's, Palais Royal, Stages	21	0.55%	464

	Total		427	22.35%	11,842

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, prorata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Prorata		Prorata		Prorata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2006	1.70%	1.93%	3.32%	4.11%	2.04%	2.15%
2007	10.06%	11.09%	18.94%	20.25%	11.95%	12.01%
2008	11.89%	11.88%	23.15%	23.76%	14.29%	13.07%
2009	12.03%	12.57%	18.44%	17.53%	13.40%	13.07%
2010	11.86%	12.99%	10.72%	11.02%	11.61%	12.80%
2011-2015	33.96%	33.45%	23.43%	21.86%	31.71%	32.29%
2016-2025	16.84%	14.75%	2.00%	1.48%	13.68%	13.42%

Leasing Production - New Leases and Renewals

		Number
		of		Increase
		Leases	Square Feet	in Base Rent
Three Months Ended
September 30, 2006
Retail		303	978	8.3%
Industrial		52	303	1.3%
Total		355	1,281	7.3%

Three Months Ended
September 30, 2005
Retail		274	1,027	7.6%
Industrial		67	721	3.5%
Total		341	1,748	6.9%

Nine Months Ended
September 30, 2006
Retail		826	2,765	8.3%
Industrial		155	1,769	3.1%
Total		981	4,534	7.3%

Nine Months Ended
September 30, 2005
Retail		776	3,066	9.4%
Industrial		197	2,173	1.2%
Total		973	5,239	7.6%

Average Minimum Rent per Square Foot

			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005

Retail	$12.10	$11.69	$11.50	$11.38	$11.35
Industrial	$4.92	$4.80	$4.82	$4.89	$4.93

Occupancy			Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005

Shopping Center Portfolio	95.0%	95.2%	94.9%	94.6%	94.9%
Industrial Portfolio	90.4%	89.5%	92.9%	93.1%	93.8%
Total Portfolio	94.0%	93.7%	94.4%	94.2%	94.7%

Note: A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Property Investment Summary
		New	Major	All
	Acquisitions	Development	Repairs	Other	Total

Nine Months Ended 09/30/06	$559,408	$92,783	$7,409	$23,228	$682,828
Year Ended 12/31/2005	358,990	33,171	12,858	36,791	441,810
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329
Year Ended 12/31/2003	413,796	64,011	11,754	39,062	528,623
Year Ended 12/31/2002	247,678	70,325	7,800	27,184	352,987

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Acquisition Summary
		Sq. Ft.	Date	Total
Center	City/State	of Bldg. Area	Acquired	Investment

Wholly-Owned Acquisitions

Shopping Centers
Valley Shopping Center	Sacramento, California	98	04/07/06
Brownsville Commons	Powder Springs, Georgia	28	05/22/06
Shoppes of Parkland	Parkland, Florida	146	05/31/06
Freedom Centre	Freedom, California	151	06/23/06
Little Brier Creek	Raleigh, North Carolina	17	07/10/06
Mendenhall Commons	Memphis, Tennessee	80	07/19/06
Regency Centre	Lexington, Kentucky	136	07/28/06
Marketplace at Seminole Towne Center	Sanford, Florida	309	08/21/06
Brookwood Marketplace	Suwannee, Georgia	166	08/22/06
Camp Creek Marketplace II	Atlanta, Georgia	196	08/22/06
Lakeside Marketplace	Acworth, Georgia	148	08/22/06
Publix at Princeton Lakes	Atlanta, Georgia	68	08/22/06
Dallas Commons	Dallas, Georgia	25	09/14/06
Reynolds Crossing	Duluth, Georgia	46	09/14/06
Palm Lakes Plaza	Margate, Florida	114	09/25/06
Kendall Corners	Miami, Florida	97	09/25/06
International Drive Value Center	Orlando, Florida	186	09/26/06
South Dade Shopping Center	Miami, Florida	219	09/26/06
East Lake Woodlands	Palm Harbor, Florida	145	09/26/06

		2,374

Industrial
McGraw Hill Distribution	DeSoto, Texas	418	02/14/06
1855 Dornoch Industrial	San Diego, California	205	06/12/06
1725 Dornoch Industrial	San Diego, California	112	06/12/06
		735

Subtotal - Wholly Owned Acquisitions		3,109

Joint Venture Acquisitions

Shopping Centers
Fresh Market Shoppes	Hilton Head, South Carolina	22	03/07/06
Shoppes at Paradise Isle	Destin, Florida	43	03/31/06
Indian Harbour Place	Indian Harbour Beach, Florida	41	06/22/06
Shoppes of Port Charlotte	Port Charlotte, Florida	10	07/31/06
Quesada Commons	Port Charlotte, Florida	15	07/31/06

		131

Subtotal - Joint Venture Acquisitions		131

Grand Total Acquisitions (Y-T-D)		3,240		$559,408

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Disposition Summary

		Sq. Ft.	Date	Sales
Center	City/State	of Bldg. Area	Sold	Proceeds

Operating Property Sales

Wholly-Owned

Shopping Centers
Desert Square	Tuscon, Arizona	100	1/6/06
West State Plaza	Kansas City, Kansas	94	2/13/06
Caprock Shopping Center	Lubbock, Texas	262	3/30/06
Watauga Center	Ft. Worth, Texas	65	5/25/06
Copperfield Village	Houston, Texas	163	6/14/06
Evelyn Hills Shopping Center	Fayetteville, Arkansas	131	6/23/06
Westbrooke Village Shopping Center	Shawnee, Kansas	236	6/30/06
Regency Park	Overland Park, Kansas	202	6/30/06
Pinetree Plaza	Lee's Summit, Missouri	134	6/30/06
Round Rock Town Center	Round Rock, Texas	42	7/14/06
Geyer Springs	Little Rock, Arkansas	154	7/27/06
Bryant Square Center	Edmond, Oklahoma	281	8/31/06
Fondren Southwest	Houston, Texas	268	8/31/06
Windsor Hills Center	Oklahoma City, OK	204	9/22/06

		2,336
Industrial
Thomas St. Warehouse	Memphis, Tennessee	33	3/23/06
Nasa 1 Business Center	Webster, Texas	112	4/20/06
Walnut Trails Business Park	Dallas, Texas	103	6/28/06
Southwide Warehouses	Memphis, Tennessee	237	7/6/06

		485

Subtotal - Wholly Owned		2,821

Joint Venture

Shopping Centers
Crosby Shopping Center	Crosby, Texas	34	3/1/06
Dickinson Village	Dickinson, Texas	63	4/6/06
		97

Subtotal - Joint Venture		97

Grand Total Operating Property Sales (Y-T-D)		2,918		$262,887

Sales to Joint Venture

Industrial
Siempre Viva Business Park *	San Diego, California	582	9/29/06
Sears Logistics Dist. Center *	Atlanta, Georgia	322	9/29/06
6485 Crescent Drive *	Norcross, Georgia	290	9/29/06
Crowfarn Drive Warehouse *	Memphis, Tennessee	129	9/29/06
Outland Business Center *	Memphis, Tennessee	328	9/29/06

Grand Total Sales To Joint Venture (Y-T-D)		1,651		$98,400

Land and Merchant Development Sales

Laveen Village Marketplace	Phoenix, Arizona		3/17/06
Northwest Crossing Centre	Houston, Texas		3/31/06
Town Center at Timber Springs	Orlando, Florida		9/27/06

Grand Total Land and Merchant Development Sales (Y-T-D)				$15,562

* WRI retains a 20% Ownership

Weingarten Realty Investors
Property Information
(in thousands at prorata share, except percentage)

Properties Currently Under Development
				Total Square Feet
				of Building Area		Spent	Spent	Spent	Total Estimated
			Percent		WRI’s	3rd Quarter	Year-To-Date	Inception	Investment
Center Name	Location	Anchor	Ownership	Total	Share	2006	2006	To Date	WRI Costs	Gross Costs

Glenwood Meadows *	Glenwood Springs, Colorado	Super Target	41%	403	114	$345	$1,291	$10,876	$11,260	$27,463
Buckingham Square	Aurora, Colorado		50%	930	254	3,963	3,963	3,963	15,572	31,143
Village at Liberty Lake *	Liberty Lake, Washington	Home Depot	50%	159	13	(71)	260	865	2,453	4,905
Laveen Village Phase II	Phoenix, Arizona	Home Depot	100%	196	57	1,785	6,129	6,549	12,071	12,071
Raintree Ranch	Chandler, Arizona	Whole Foods	100%	140	140	527	12,555	12,983	28,842	28,842
Jess Ranch Marketplace *	Apple Valley, CA		50%	314	110	2,928	2,928	2,944	20,453	40,905
Starr Plaza *	Rio Grande City, Texas	H-E-B	50%	180	90	2,984	3,900	9,823	10,323	20,646
Sharyland Towne Crossing *	Mission, Texas	Target/HEB	50%	490	179	1,181	4,272	11,214	24,450	48,900
Market at Nolana *	Mission, Texas	Wal-Mart	50%	263	31	52	2,799	2,802	5,151	10,301
Market at Sharyland Place *	Mission, Texas		50%	106	53	6	6	6	2,747	5,494
Gateway Station	Burleson, Texas		70%	100	69	1,265	1,265	1,265	8,768	12,526
Westover Square	San Antonio, Texas		67%	60	0	3,001	3,001	3,001	3,911	5,838
River Pointe Apartments II	Conroe, Texas	N/A	100%	217	217	406	1,001	1,697	14,756	14,756
Phillips Landing	Orlando, Florida	Wal-Mart	100%	286	66	111	479	3,627	13,980	13,980
Phillips Crossing	Orlando, Florida	Whole Foods	100%	139	139	75	75	75	23,281	23,281
Shoppes at Caveness Farms	Wake Forest, North Carolina		100%	308	308	1,998	10,697	11,011	47,196	47,196
Herndon Plaza	Orlando, Florida	Bed Bath & Beyond	50%	262	131	1,656	9,903	10,063	13,552	27,103
Waterford Village	Wilmington, North Carolina		75%	112	84	448	1,264	6,222	12,009	16,011
North Sharyland Crossing *	Mission, Texas	Lowe's	50%	306	72	27	31	3,599	9,591	19,181
Rock Prairie Marketplace	College Station, Texas	Wal-Mart/Lowe's	100%	554	198	2,660	11,450	11,799	28,145	28,145
Tomball Marketplace	Tomball, Texas		100%	387	213	5,053	15,515	15,567	37,888	37,888

Total 21 Properties Under Development				5,912	2,538	$30,398	$92,783	$129,948	$346,397	$476,577

* Unconsolidated Joint Venture

Weingarten Realty Investors
Total Operating Income at Prorata Share by Geographic Region (1)
(in thousands, except percentages)

	Nine Months Ended September 30,				Twelve Months Ended December 31,
	2006	%	2005	%	2005	%	2004	%	2003	%	2002	%

Western Region
California	$ 28,874	14.8%	$ 27,502	14.9%	$ 36,715	14.9%	$ 32,188	14.8%	$ 26,178	14.4%	$ 22,062	13.8%
Nevada	14,212	7.3%	12,504	6.8%	16,949	6.9%	13,208	6.1%	11,862	6.5%	12,218	7.7%
Arizona	7,666	3.9%	7,361	4.0%	9,926	4.0%	8,648	4.0%	8,038	4.4%	7,220	4.5%
Colorado	5,997	3.1%	5,011	2.7%	6,800	2.8%	6,664	3.1%	4,028	2.2%	2,165	1.4%
New Mexico	5,233	2.7%	4,673	2.5%	6,190	2.5%	5,008	2.3%	4,143	2.3%	3,992	2.5%
Utah	1,653	0.8%	1,519	0.8%	2,014	0.8%	1,763	0.8%	(2)	0.0%	(3)	0.0%
Washington	65	0.0%	(2)	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Total Western Region	63,700	32.6%	58,568	31.7%	78,594	31.9%	67,479	31.1%	54,247	29.8%	47,654	29.9%

Central Region
Texas	$ 63,678	32.7%	$ 66,092	35.8%	$ 86,019	35.0%	$ 76,752	35.4%	$ 76,441	42.0%	$ 71,214	44.7%
Louisiana	5,106	2.6%	5,233	2.8%	8,673	3.5%	12,023	5.5%	6,640	3.6%	5,203	3.3%
Kansas	1,022	0.5%	822	0.4%	1,049	0.4%	1,548	0.7%	1,785	1.0%	1,694	1.1%
Arkansas	1,620	0.8%	3,078	1.7%	3,482	1.4%	1,823	0.8%	1,288	0.7%	1,744	1.1%
Mississippi	(6)	0.0%	-	0.0%	(1)	0.0%	-	0.0%	(15)	0.0%	(82)	-0.1%
Illinois	1,795	0.9%	1,794	1.0%	2,257	0.9%	2,365	1.1%	1,502	0.8%	575	0.4%
Missouri	945	0.5%	1,021	0.7%	1,334	0.5%	1,383	0.6%	1,425	0.8%	1,423	0.9%
Oklahoma	421	0.2%	344	0.2%	436	0.2%	585	0.3%	540	0.3%	512	0.3%
Total Central Region	74,581	38.2%	78,384	42.6%	103,249	41.9%	96,479	44.4%	89,606	49.2%	82,283	51.7%

Eastern Region
Florida	$ 29,725	15.3%	$ 25,470	13.8%	$ 34,012	13.8%	$ 30,223	13.9%	$ 23,811	13.1%	$ 18,052	11.3%
North Carolina	12,921	6.6%	10,187	5.5%	14,073	5.8%	11,038	5.1%	8,398	4.6%	6,256	3.8%
South Carolina	101	0.1%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Georgia	6,719	3.6%	6,042	3.3%	8,041	3.4%	5,868	2.8%	2,096	1.2%	445	0.3%
Tennessee	3,644	1.9%	3,053	1.7%	4,037	1.6%	3,847	1.9%	3,512	1.9%	4,594	2.9%
Kentucky	3,000	1.6%	2,475	1.3%	3,440	1.5%	1,507	0.7%	-	0.0%	-	0.0%
Maine	160	0.1%	254	0.1%	350	0.1%	318	0.1%	409	0.2%	166	0.1%
Total Eastern Region	56,270	29.2%	47,481	25.7%	63,953	26.2%	52,801	24.5%	38,226	21.0%	29,513	18.4%

Total Operating Income	$ 194,551	100.0%	$ 184,433	100.0%	$ 245,796	100.0%	$ 216,759	100.0%	$ 182,079	100.0%	$ 159,450	100.0%

(1) The Operating Income at Prorata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest. Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Property Listing at September 30, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Houston and Harris County, Total		6,046,000		844,000	6,890,000
Alabama-Shepherd, S. Shepherd at W. Alabama	Bookstop, PetsMart	56,000		0	56,000
Bayshore Plaza, Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	36,000		86,000	122,000
Bellaire Boulevard, Bellaire at S. Rice	Randall’s +	35,000		0	35,000
Braeswood Square, N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	103,000		0	103,000
Centre at Post Oak, Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café, Comp USA	184,000		0	184,000
Champions Village, F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	408,000		0	408,000
Crestview, Bissonnet at Wilcrest	Creative Connection	9,000		0	9,000
Cullen Place, Cullen at Reed	C&R Beauty Supply	7,000		0	7,000
Cullen Plaza, Cullen at Wilmington	Fiesta +, Family Dollar, Beauty Empire	85,000		0	85,000
Cypress Pointe, F.M. 1960 at Cypress Station	Kroger +, Office Max, Comp USA, Babies “R” Us	191,000		97,000	288,000
Eastpark, Mesa Rd. at Tidwell	CVS/pharmacy, US Postal Service	113,000		0	113,000
Edgebrook, Edgebrook at Gulf Fwy.	Fiesta +, Bank One, Family Dollar	78,000		0	78,000
Fiesta Village, Quitman at Fulton	Fiesta +	30,000		0	30,000
Fondren/West Airport, Fondren at W. Airport		62,000		0	62,000
Glenbrook Square, Telephone Road	Kroger +, Blockbuster	76,000		0	76,000
Griggs Road, Griggs at Cullen	Family Dollar, Modern City, Citi Trends	80,000		0	80,000
Harrisburg Plaza, Harrisburg at Wayside	Fallas Paredes	93,000		0	93,000
Heights Plaza, 20th St. at Yale	Kroger +, Walgreen’s	72,000		0	72,000
Humblewood Shopping Plaza, Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s	180,000		99,000	279,000
I-45/Telephone Rd. Center, I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, Best Price, FAMSA	164,000		0	164,000
Jacinto City, Market at Baca	Seller Bros. +, CVS/pharmacy	25,000	*	25,000	50,000
Landmark, Gessner at Harwin	Family Dollar	56,000		0	56,000
Lawndale, Lawndale at 75th St.	Fiesta +, Family Dollar	54,000		0	54,000
Little York Plaza, Little York at E. Hardy	Seller Bros. +, Dollar General, American Way Thrift Stores	117,000		0	117,000
Lyons Avenue, Lyons at Shotwell	Fiesta +, Fallas Paredes	68,000		0	68,000
Market at Westchase, Westheimer at Wilcrest	Whole Foods Market +	87,000		0	87,000
Miracle Corners, S. Shaver at Southmore	Fallas Paredes, Family Thrift, Dollar General	86,000		0	86,000
Northbrook Center, Northwest Fwy. at W. 34th	Randall’s, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	174,000		0	174,000
North Main Square, Pecore at N. Main	O’Reilly Autoparts	19,000		0	19,000
North Oaks, F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Big Lots, DSW, Half Price Books, Anna's Linens	425,000		0	425,000
North Triangle , I-45 at F.M. 1960	Steak & Ale, CiCi’s Pizza, James Coney Island	16,000		0	16,000
Northway, Northwest Fwy. at 34th	Conn’s, Academy, Office Max	209,000		0	209,000
Northwest Crossing, N.W. Fwy. at Hollister (75%)	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	134,000	* !	165,000	299,000
Oak Forest, W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	164,000		0	164,000
Orchard Green, Gulfton at Renwick	Seller Bros. +, Family Dollar	74,000		0	74,000
Randall's /Cypress Station, F.M. 1960 at I-45	David’s Bridal, Randalls	141,000		0	141,000
Randall's /Kings Crossing, Kingwood Dr. at Lake Houston Pkwy.	Randall’s, CVS/pharmacy	128,000		0	128,000
Randall's /Norchester, Grant at Jones	Randall’s +	108,000		0	108,000
Richmond Square, Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	33,000		58,000	91,000
River Oaks East, W. Gray at Woodhead	Kroger +	71,000		0	71,000
River Oaks West, W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap	235,000		0	235,000
Sheldon Forest North , North, I-10 at Sheldon	Family Dollar	22,000	*	0	22,000
Sheldon Forest South , North, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	38,000	*	38,000	76,000
Shops at Three Corners, S. Main at Old Spanish Trail (70%)	Fiesta +, Office Depot, Big Lots, PetsMart, Ross Dress for Less, Anna’s Linens	176,000	*	76,000	252,000
Southgate, W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	125,000		0	125,000
Spring Plaza, Hammerly at Campbell	Seller Bros., Family Dollar	56,000		0	56,000
Steeplechase, Jones Rd. at F.M. 1960	Target (O.B.O.), Palais Royal, 99 Cents Only, Goodwill Industries	193,000		100,000	293,000
Stella Link , Stella Link at S. Braeswood	Seller Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	68,000		0	68,000
Studemont, Studewood at E. 14th St	Fiesta +	28,000		0	28,000
Ten Blalock Square, I-10 at Blalock	Fiesta	97,000		0	97,000
10/Federal, I-10 at Federal	Citi Trends, Palais Royal, Seller Bros. +	132,000		0	132,000
Village Arcade, University at Kirby	Gap, Talbot’s, Baby Gap, Old Navy	191,000		0	191,000
Westbury Triangle, Chimney Rock at W. Bellfort	99 Cents Only, CVS/pharmacy	67,000		0	67,000
Westchase Center, Westheimer at Wilcrest	Ross Dress for Less, Randall’s, Golfsmith, Palais Royal, Target (O.B.O.), Petco	236,000		100,000	336,000
Westhill Village, Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	131,000		0	131,000

Weingarten Realty Investors
Property Listing at September 30, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Texas (Excluding Houston & Harris Co.), Total		7,527,000		2,332,000	9,859,000
Bell Plaza, 45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	129,000		0	129,000
Coronado, 34th St. at Wimberly Dr., Amarillo	Blockbuster	48,000		0	48,000
Grand Plaza, Interstate Hwy 40 at Grand Ave., Amarillo	United Supermarket +, Big Lots, Beall’s	157,000		0	157,000
Puckett Plaza, Bell Road, Amarillo	Huneke Furniture, CVS/Pharmacy, Gold's Gym	133,000		0	133,000
Spanish Crossroads, Bell St. at Atkinsen St., Amarillo	Big Lots, Dollar General	74,000		0	74,000
Wolflin Village, Wolflin Ave. at Georgia St., Amarillo	Hastings, Talbot’s, Office Depot	193,000		0	193,000
Brodie Oaks, South Lamar Blvd. at Loop 360, Austin	Hobby Lobby (O.B.O.), Toys "R" Us (O.B.O.), Sun Harvest Foods +, Neiman Marcus Last Call	245,000		109,000	354,000
Southrigde Plaza, William Cannon Dr. at S. 1st St., Austin	H. E. B. +, Dollar Tree	143,000		0	143,000
Calder, Calder at 24th St., Beaumont		34,000		0	34,000
North Park Plaza, Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, Spec’s Liquor Warehouse, David’s Bridal, Toys “R” Us (O.B.O.)	70,000	* !	168,000	238,000
Phelan West, Phelan at 23rd St., Beaumont (67%)	Kroger + (O.B.O.)	16,000	* !	67,000	83,000
Phelan, Phelan at 23rd St, Beaumont	Vacant	12,000		0	12,000
Southgate, Calder Ave. at 6th St., Beaumont	Dollar General	34,000		0	34,000
Westmont, Dowlen at Phelan, Beaumont	CVS/pharmacy, Talbot’s, Ashley Furniture	98,000		0	98,000
Gateway Station, I-35W and McAlister Rd., Burleson (70%)		0	# *	0	0
Lone Star Pavilions, Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	107,000		0	107,000
Rock Prairie Marketplace, Rock Prairie Rd. at Hwy. 6, College Station	Vacant	0	#	0	0
Montgomery Plaza, Loop 336 West at I-45, Conroe	Academy, Conn’s, Goody’s, 99 Cents Only, Spec’s Liquor Warehouse, Petco	317,000		0	317,000
River Pointe, I-45 at Loop 336, Conroe	Kroger + (O.B.O)	45,000		145,000	190,000
Moore Plaza, S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. + (O.B.O),Target (O.B.O.), Circuit City, Old Navy, Linen’s N Things, Hobby Lobby	373,000		162,000	535,000
Portairs, Ayers St. at Horne Rd., Corpus Christi	CVS /pharmacy, Family Dollar, Beall’s	117,000		0	117,000
Shoppes at Deer Creek, FM 731 at FM 1137, Crowley	Albertsons + (O.B.O.)	23,000		52,000	75,000
Golden Beach Market Place, Golden Triangle Blvd. at N. Beach St., Ft. Worth	Albertsons + (O.B.O.)	31,000		52,000	83,000
Overton Park Plaza, SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, Circuit City, PetsMart, Office Depot, T.J. Maxx, Albertsons +, Home Depot (O.B.O.), Anna’s Linens, Ashley Furniture	353,000		110,000	463,000
Southcliff, I-20 at Grandbury Rd., Ft. Worth	Jo-Ann’s Fabrics	116,000		0	116,000
Broadway , Broadway at 59th St., Galveston	Big Lots, Family Dollar	76,000		0	76,000
Galveston Place, Central City Blvd. at 61st St., Galveston	Randall’s, Office Depot, Hastings, Palais Royal	210,000		0	210,000
Food King Place, 25th St. at Avenue P, Galveston	Arlan’s	28,000		0	28,000
Killeen Marketplace, 3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	115,000		136,000	251,000
Cedar Bayou, Bayou Rd., La Marque	Dollar General	15,000		31,000	46,000
North Creek Plaza, Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H.E.B. + (O.B.O.), Marshall’s	245,000		206,000	451,000
Plantation Centre, Del Mar Blvd. at McPherson Rd., Laredo	H.E.B. +, Blockbuster	135,000		0	135,000
League City Plaza, I-45 at F.M. 518, League City	Kroger +, Spec’s Liquor Warehouse	127,000		0	127,000
Central Plaza, Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	151,000		0	151,000
Northtown Plaza, 1st St. at University Plaza, Lubbock	United Supermarket +, Family Dollar	74,000		0	74,000
Town and Country, 4th St. at University, Lubbock	Hasting’s Records & Books	51,000		0	51,000
Angelina Village, Hwy. 59 at Loop 287, Lufkin	Randall’s +, Kmart, Clark’s, Ashley Furniture	257,000		0	257,000
Independence Plaza, Town East Blvd., Mesquite	Sack & Save +, Babies “R” Us	179,000		0	179,000
South 10th St. HEB, S. 10th St. at Houston St., McAllen	H.E.B. +	52,000	* !	52,000	104,000
Las Tiendas Plaza, Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	144,000	* !	386,000	530,000
Market at Nolana, Nolana Ave and 29th St., McAllen	Walmart (O.B.O)	0	# * !	0	0
Northcross, N. 10th St. at Nolana Loop, McAllen	Barnes & Noble, Blockbuster	38,000	* !	38,000	76,000
Old Navy Building, 1815 10th Street, McAllen	Old Navy	8,000	* !	8,000	16,000
Sharyland Towne Crossing, Shary Rd. at Hwy. 83, Mission	Target(O.B.O), H.E.B+	7,000	# * !	0	7,000
North Sharyland Towne Crossing, Shary Rd. at North Hwy. 83, Mission	Vacant	0	# * !	0	0
Custer Park, SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	116,000		65,000	181,000
Pitman Corners, Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	190,000		0	190,000
Gillham Circle, Gillham Circle at Thomas, Port Arthur	Family Dollar	33,000		0	33,000
Starr Plaza, U.S. Hwy. 83 at Bridge St., Rio Grande City (50%)	H.E.B.+, Beall’s, Dollar General	85,000	* !	85,000	170,000
Rockwall, I-30 at Market Center Street, Rockwall	Office Max, Petco, Pier 1, Ross Dress for Less, Old Navy, Linens ‘N Things, Michael’s	209,000		0	209,000
Plaza, Ave. H at Eighth Street, Rosenberg	Burke’s Outlet, 99 Cents Only, CVS	41,000	*	41,000	82,000
Rose-Rich, U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	104,000		0	104,000

Weingarten Realty Investors
Property Listing at September 30, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Texas (Excluding Houston & Harris Co.) Continued
Lake Pointe Market Center, Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	40,000		81,000	121,000
Boswell Towne Center, Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	26,000		62,000	88,000
Fiesta Trails, I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O), Target (O.B.O.), Barnes & Noble, Cost Plus, Regal Cinema, Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens	312,000		176,000	488,000
Oak Park Village, Nacogdoches at New Braunfels, San Antonio	H. E. B. +	66,000		0	66,000
Parliament Square, W. Ave. at Blanco, San Antonio	Incredible Pizza, Bernina New Home Sewing Center	120,000		0	120,000
Thousand Oaks, Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	163,000		0	163,000
Valley View, West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	90,000		0	90,000
Westover Square, 151 and Ingram, San Antonio (67%)		0	# *	0	0
First Colony Commons, Hwy. 59 at Williams Trace Blvd., Sugar Land	Babies “R” Us, Conn’s, Michael’s, Office Depot, Home Depot	410,000		0	410,000
Market at Town Center, Town Center Blvd., Sugar Land	Old Navy, Barnes & Noble, Marshall’s, Linens ‘N Things, DSW Shoe Warehouse, Ross Dress for Less, Lane Furniture	345,000		0	345,000
New Boston Road, New Boston at Summerhill, Texarkana	Rehkopf’s Grocery +, CVS/pharmacy, Salvation Army	97,000		0	97,000
Island Market Place, 6th St. at 9th Ave., Texas City	Food King +	27,000		0	27,000
Palmer Plaza, F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	97,000		100,000	197,000
Tomball Marketplace, FM 2920 and Future 249, Tomball	Vacant	0	#	0	0
Broadway, S. Broadway at W. 9th St., Tyler	SteinMart	60,000		0	60,000
Crossroads, I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	116,000		0	116,000

Florida, Total		5,380,000		1,333,000	6,713,000
Boca Lyons, Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	117,000		0	117,000
Sunset 19, US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	273,000		0	273,000
Embassy Lakes, Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	132,000		48,000	180,000
Shoppes at Paradise Isle, 34940 Emerald Coast Pkwy, Destin (25%)	Best Buy, Linens N' Things, Michaels, Office Depot, PetsMart	43,000	* !	129,000	172,000
Hollywood Hills Plaza, Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	365,000		0	365,000
Indian Harbour Place, East Eau Gallie Boulevard, Indian Harbour Beach (25%)	Beall's, Publix	41,000	* !	123,000	164,000
Argyle Village, Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics	305,000		0	305,000
TJ Maxx Plaza, 117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	162,000		0	162,000
Largo Mall, Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)	378,000		198,000	576,000
Palm Lakes Plaza, Atlantic Boulevard and Rock Island Road, Maragate	Publix +, CVS/pharmacy	114,000		0	114,000
Lake Washington Crossing, Wickham Rd. at Lake Washington Rd., Melbourne (25%)	Publix +, Beall’s Outlet Stores	30,000	* !	89,000	119,000
Lake Washington Square, Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +	112,000		0	112,000
Kendall Corners, Kendall Drive and SW 127th Avenue, Miami	City Furniture	97,000		0	97,000
South Dade, South Dixie Highway and Eureka Drive, Miami	Publix, Petco, Chuck E. Cheese, Bed Bath & Beyond	219,000		0	219,000
Tamiami Trail Shops, S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	111,000		0	111,000
Northridge, E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linen	235,000		0	235,000
Colonial Plaza, E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less, Linens ‘N Things, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco	488,000		0	488,000
Herndon Plaza, East Colonial Dr. at Maguire Boulevard, Orlando	Bed Bath & Beyond, Petsmart, Jo Ann Fabrics, Sports Authority	133,000	*	133,000	266,000
International Drive Value Center, International Drive and Touchstone Drive, Orlando	Bed Bath & Beyond, Ross, TJ Maxx, Old Navy	186,000		0	186,000
Market at Southside, Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons + (O.B.O.)	97,000		65,000	162,000
Phillips Landing, Turkey Lake Rd., Orlando	Wal-Mart (O.B.O)	0	#	0	0
Westland Terrace Plaza, SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	68,000		183,000	251,000
University Palms, Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	99,000		0	99,000
East Lake Woodlands, East Lake Road and Tampa Road, Palm Harbor	Publix, Walgreens	145,000		0	145,000
Shoppes at Parkland, Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club	146,000		0	146,000

Weingarten Realty Investors
Property Listing at September 30, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Florida Continued
Flamingo Pines, Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College	257,000		105,000	362,000
Pembroke Commons, University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	316,000		0	316,000
Publix at Laguna Isles, Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	69,000		0	69,000
Vizcaya Square, Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +	108,000		0	108,000
Quesada Commons, Quesada Avenue and Toledo Blade Boulevard, Port Charlotte (25%)	Publix	15,000	* !	44,000	59,000
Shoppes of Port Charlotte, Toledo Blade Boulevard and Tamiami Trail, Port Charlotte (25%)	Petco	10,000	* !	31,000	41,000
Marketplace at Seminole Towne Center, Central Florida Greenway and Rinehart Road, Sanford	Circuit City, Sports Authority, DSW, Marshalls, Old Navy, Linens 'N Things, Petco, Cost Plus, Target (O.B.O.)	309,000		185,000	494,000
Venice Pines, Center Rd. at Jacaranda Blvd., Venice	Kash N Karry +	97,000		0	97,000
Winter Park Corners, Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	103,000		0	103,000

California, Total		3,556,000		457,000	4,013,000
Centerwood Plaza, Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Hollywood Video	71,000		0	71,000
Southampton Center, IH-780 at Southampton Rd., Benecia	Raley’s +, Hollywood Video	162,000		0	162,000
580 Market Place, E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, PETCO	100,000		0	100,000
Chino Hills Marketplace, Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	320,000		0	320,000
Buena Vista Marketplace, Huntington Dr. at Buena Vista St., Duarte	Ralphs +, Blockbuster	91,000		0	91,000
El Camino Promenade, El Camino Real at Via Molena, Encinitas	T.J. Maxx, AMC Theater, Beverages & More	111,000		0	111,000
Freedom Centre, Freedom Blvd. At Airport Blvd., Watsonville	Rite Aide, Big Lots	151,000		0	151,000
Fremont Gateway Plaza, Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	195,000		0	195,000
Hallmark Town Center, W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s	85,000		0	85,000
Menifee Town Center, Antelope Rd. at Newport Rd., Menifee	Ralphs +, Target (O.B.O.), Ross Dress for Less	124,000		124,000	248,000
Marshalls Plaza, McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center	79,000		0	79,000
Prospectors Plaza, Missouri Flat Rd. at US Hwy. 50, Placerville	Albertsons +, Kmart, Long’s Drug Store	228,000		0	228,000
Shasta Crossroads, Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sport Authority (O.B.O.), Ashley Furniture (O.B.O.)	121,000		131,000	252,000
Ralphs Redondo, Hawthorne Blvd. at 182nd St., Redondo Beach	Ralphs +	67,000		0	67,000
Arcade Square, Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Hollywood Video	76,000		0	76,000
Discovery Plaza, W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +, Blockbuster	93,000		0	93,000
Summerhill Plaza, Antelope Rd. at Lichen Dr., Sacramento	Raley’s +, Blockbuster	134,000		0	134,000
Valley, Franklin Boulevard and Mack Road, Sacramento	Rayley's +, Hollywood Video (O.B.O.)	98,000		5,000	103,000
Silver Creek Plaza, E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	131,000		65,000	196,000
Greenhouse Marketplace, Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	151,000		87,000	238,000
Rancho San Marcos Village, San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s + , 24 Hour Fitness	121,000		0	121,000
San Marcos Plaza, San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.), Blockbuster	36,000		45,000	81,000
Stony Point Plaza, Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Hollywood Video	199,000		0	199,000
Sunset Center, Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid	85,000		0	85,000
Creekside Center, Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	116,000		0	116,000
Westminster Center, Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco	411,000		0	411,000

Louisiana, Total		1,792,000		1,266,000	3,058,000
Seigen Plaza, Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn’s, Petco	155,000		194,000	349,000
Park Terrace, U.S. Hwy. 171 at Parish, DeRidder	Stage, JC Penney	137,000		0	137,000
Town & Country Plaza, U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Goody’s	227,000		0	227,000
Manhattan Place, Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	133,000		125,000	258,000

Weingarten Realty Investors
Property Listing at September 30, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Louisiana Continued
Ambassador Plaza, Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster	29,000		73,000	102,000
River Marketplace, Ambassador Caffery at Kaliste Saloom, Lafayette (20%)	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A Million	34,000	* !	309,000	343,000
Westwood Village, W. Congress at Bertrand, Lafayette	Stage, Graham Central Station, Blockbuster	141,000		0	141,000
Conn's Building, Ryan at 17th St., Lake Charles	Planet Pets	23,000		0	23,000
14/Park Plaza, Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Stage, Conn’s	207,000		0	207,000
K-Mart Plaza, Ryan St., Lake Charles	Albertsons +, Kmart, Stage	105,000	* !	105,000	210,000
Prien Lake Plaza, Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s, Ross Dress for Less, Bed Bath & Beyond	127,000		125,000	252,000
Southgate, Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books A Million	171,000		0	171,000
Orleans Station, Paris, Robert E. Lee at Chatham, New Orleans		5,000		0	5,000
Danville Plaza, Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	144,000		0	144,000
University Place, 70th St. at Youree Dr., Shreveport (20%)	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	41,000	* !	335,000	376,000
Westwood, Jewella at Greenwood, Shreveport	Super 1 Grocery +, Citi Trends	113,000		0	113,000

Nevada, Total		2,413,000		748,000	3,161,000
Eastern Horizon, Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)	67,000		144,000	211,000
Best in the West, Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies ‘R’ Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores, Copeland Sports	437,000		0	437,000
Francisco Centre, E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Sav-On Drug, La Bonita Grocery	116,000		32,000	148,000
Mission Center, Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	152,000		56,000	208,000
Paradise Marketplace, Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree	149,000		0	149,000
Rainbow Plaza, Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	410,000		0	410,000
Rancho Towne & Country, Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +	87,000		0	87,000
Tropicana Beltway, Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority, Pier 1 Imports	122,000	* !	516,000	638,000
Tropicana Marketplace, Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar	143,000		0	143,000
Westland Fair North, Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe’s, PetsMart, Office Depot, Michaels	566,000		0	566,000
College Park S.C., E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertsons +, Sav-On Drug	164,000		0	164,000

North Carolina, Total		2,397,000		654,000	3,051,000
Capital Square, Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	157,000		0	157,000
Harrison Pointe, Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	124,000		0	124,000
High House Crossing, NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	90,000		0	90,000
Northwoods Market, Maynard Rd. at Harrison Ave., Cary	Food Lion +	78,000		0	78,000
Parkway Pointe, Cory Parkway at S. R. 1011, Cary	Food Lion +, Eckerd’s	80,000		0	80,000
Chatham Crossing, US 15/501 at Plaza Dr., Chapel Hill (25%)	Lowes Food +, CVS/Pharmacy	24,000	* !	72,000	96,000
Johnston Road Plaza, Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	80,000		0	80,000
Steele Creek Crossing, York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Eckerd’s	77,000		0	77,000
Whitehall Commons, NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	33,000		403,000	436,000
Bull City Market, Broad St. at West Main St., Durham	Whole Foods Market +	43,000		0	43,000
Durham Festival, Hillsborough Rd. at LaSalle St., Durham	Kroger +	134,000		0	134,000
Mineral Springs Village, Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Eckerd’s	58,000		0	58,000
Ravenstone Commons, Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	60,000		0	60,000
Waterford Village, US Hwy 17 & US Hwy 74/76, Leland (75%)	Harris Teeter +	0	# *	0	0
Pinecrest Plaza, Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Goody’s, Belk’s	250,000		0	250,000
Avent Ferry, Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +	117,000		0	117,000
Falls Pointe, Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	103,000		86,000	189,000
Leesville Town Centre, Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +	114,000		0	114,000
Lynnwood Collection, Creedmoor Rd at Lynn Road, Raleigh	Kroger +	86,000		0	86,000
Six Forks Station, Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond	468,000		0	468,000

Weingarten Realty Investors
Property Listing at September 30, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

North Carolina Continued
Little Brier Creek, Little Brier Creek Lane and Brier Leaf Lane, Raliegh		17,000		46,000	63,000
Stonehenge Market, Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s	188,000		0	188,000
Heritage Station, Forestville Rd. at Rogers Rd., Wake Forest (25%)	Harris Teeter +	16,000	* !	47,000	63,000
The Shoppes at Caveness Farms, Capitol Boulevard and Caveness Farms Avenue, Wake Forest		0	#	0	0

Arizona, Total		1,305,000		827,000	2,132,000
Palmilla Center, Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	104,000		66,000	170,000
Raintree Ranch, Ray Road at Price Road, Chandler	Whole Foods	0	#	60,000	60,000
University Plaza, Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond	162,000		0	162,000
Val Vista Towne Center, Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	93,000		123,000	216,000
Arrowhead Festival S.C., 75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	30,000		147,000	177,000
Fry's Ellsworth Plaza, Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	9,000		65,000	74,000
Monte Vista Village Center, Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	46,000		58,000	104,000
Red Mountain Gateway, Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	70,000		136,000	206,000
Camelback Village Square, Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Target (O.B.O.), Office Max	135,000		100,000	235,000
Laveen Village Market, Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.)	36,000		72,000	108,000
Rancho Encanto, 35th Avenue at Greenway Rd., Phoenix	Blockbuster	74,000		0	74,000
Squaw Peak Plaza, 16th Street at Glendale Ave., Phoenix	Blockbuster	61,000		0	61,000
Fountain Plaza, 77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree	105,000		0	105,000
Fry's Valley Plaza, S. McClintock at E. Southern, Tempe	Basha’s +	145,000		0	145,000
Broadway Marketplace, Broadway at Rural, Tempe	Office Max, Ace Hardware	83,000		0	83,000
Pueblo Anozira, McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	152,000		0	152,000

New Mexico, Total		1,182,000		397,000	1,579,000
Eastdale, Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	118,000		0	118,000
North Towne Plaza, Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	103,000		0	103,000
Pavillions at San Mateo, I-40 at San Mateo, Albuquerque	Comp USA, Old Navy, Shoe Show, Circuit City, Linens ‘N Things	196,000		0	196,000
Plaza at Cottonwood, Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.)	84,000		334,000	418,000
Valle del Sol, Isleta Blvd. at Rio Bravo, Albuquerque	Albertsons +, Walgreen’s	106,000		0	106,000
Wyoming Mall, Academy Rd. at Northeastern, Albuquerque	John Brooks Grocery +	326,000		0	326,000
De Vargas, N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Osco Drugs, Ross Dress for Less, Office Depot, Hastings, United Artists	249,000		63,000	312,000

Colorado, Total		1,212,000		1,622,000	2,834,000
Aurora City Place, E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens ‘N Things, Barnes & Noble, Comp USA, Ross Dress For Less, Super Target + (O.B.O.), Pier 1	173,000	*	355,000	528,000
Bridges at Smoky Hill, Smoky Hill Rd. at S. Picadilly St., Aurora	Rite Aid (O.B.O.)	10,000	*	49,000	59,000
Buckingham Square, Mississippi at Havana, Aurora (25%)	Vacant	0	* ! #	0	0
Academy Place, Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less (O.B.O.), Target (O.B.O.)	84,000		177,000	261,000
Carefree, Academy Blvd. at N. Carefree Circle, Colorado Springs	Safeway +	127,000		0	127,000
Uintah Gardens, NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s, Walgreens	212,000		0	212,000
Green Valley Ranch Towne Center, Tower Rd. at 48th Ave., Denver (37%)	King Sooper’s + (O.B.O.)	17,000	* !	87,000	104,000
Lowry Town Center, 2nd Ave. at Lowry Ave., Denver	Albertsons + (O.B.O.)	39,000	*	92,000	131,000
Gold Creek, Hwy. 86 at Elizabeth St., Elizabeth	Safeway + (O.B.O.)	13,000	*	67,000	80,000
CityCenter Englewood, S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness, Petco	217,000		90,000	307,000
Glenwood Meadows, Midland Ave. at W. Meadows, Glenwood Springs (41%)	Target (O.B.O.), Pier 1, Gart Sports, Bed Bath & Beyond, Petco, Lowe's	92,000	* !	258,000	350,000
Highlands Ranch University Park, Highlands Ranch at University Blvd., Highlands Ranch (40%)	Whole Foods Market +	35,000	* !	53,000	88,000
Crossing at Stonegate, Jordon Rd. at Lincoln Ave., Parker (38%)	King Sooper’s +	41,000	* !	68,000	109,000

Weingarten Realty Investors
Property Listing at September 30, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Colorado Continued
Thorncreek Crossing, Washington St. at 120th St., Thornton	Target (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1, Cost Plus, Linens ‘N Things	106,000	*	280,000	386,000
Westminster Plaza, North Federal Blvd. at 72nd Ave., Westminster	Safeway +	46,000	*	46,000	92,000

Kansas, Total		251,000		0	251,000
Shawnee Village, Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	135,000		0	135,000
Kohl's, Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	116,000		0	116,000

Oklahoma, Total		174,000		0	174,000
Market Boulevard , E. Reno Ave. at N. Douglas Ave., Midwest City	Colortyme	36,000		0	36,000
Town and Country, Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	138,000		0	138,000

Arkansas, Total		355,000		0	355,000
Markham Square, W. Markham at John Barrow, Little Rock	Burlington Coat Factory	127,000		0	127,000
Markham West, 11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	178,000		0	178,000
Westgate, Cantrell at Bryant, Little Rock	SteinMart	50,000		0	50,000

Tennessee, Total		656,000		0	656,000
Bartlett Towne Center, Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	179,000		0	179,000
Mendenhall Commons, South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger+	80,000		0	80,000
Commons at Dexter Lake, Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	229,000		0	229,000
Highland Square, Summer at Highland, Memphis	Walgreen’s	14,000		0	14,000
Summer Center, Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	154,000		0	154,000

Missouri, Total		231,000		28,000	259,000
Ballwin Plaza, Manchester Rd. at Vlasis Dr., Ballwin	Schnucks, Michael’s, Sears	203,000		0	203,000
Western Plaza, Hwy 141 at Hwy 30, Fenton	Big Lots	28,000	* !	28,000	56,000

Georgia, Total		1,451,000		716,000	2,167,000
Lakeside Marketplace, Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Circuit City, Petco, Office Max, Books A Million, Target (O.B.O)	148,000		174,000	322,000
Camp Creek Marketplace II, Camp Creek Parkway and Carmla Drive, Atlanta	DSW, American Signature, Circuit City	196,000		0	196,000
Publix at Princeton Lakes, Carmia Drive and Camp Creek Drive, Atlanta	Publix, Hollywood Video	68,000		0	68,000
Brookwood Square, East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	253,000		0	253,000
Dallas Commons, US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger (O.B.O.)	25,000		70,000	95,000
Reynolds Crossing, Steve Reynolds and Old North Cross Rd., Duluth	Kroger (O.B.O.)	46,000		70,000	116,000
Thompson Bridge Commons, Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	78,000		0	78,000
Grayson Commons, Grayson Hwy at Rosebud Rd., Grayson	Kroger +	77,000		0	77,000
Village Shoppes of Sugarloaf, Sugarloaf Pkwy at Five Forks Trickum Rd., Lawrenceville	Publix +	148,000		0	148,000
Sandy Plains Exchange, Sandy Plains at Scufflegrit, Marietta	Publix +	73,000		0	73,000
Brownsville Commons, Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger (O.B.O.)	28,000		54,000	82,000
Roswell Corners, Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	145,000		174,000	319,000
Brookwood Marketplace, Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Target (O.B.O)	166,000		174,000	340,000

Utah, Total		292,000		341,000	633,000
Alpine Valley Center, Main St. at State St., American Fork (33%)	Target (O.B.O.), Old Navy, Pier 1, Dollar Tree, Office Depot	22,000	* !	178,000	200,000
Taylorsville Town Center, West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.),Rite Aid	94,000		40,000	134,000
West Jordan Town Center, West 7000 South at S. Redwood Rd., West Jordan	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City	176,000		123,000	299,000

Illinois, Total		273,000		121,000	394,000
Lincoln Place, Hwy. 59, Fairview Heights	Lowe’s (O.B.O.), Kohl’s Department Store	103,000		121,000	224,000
Lincoln Place II, Route 159 at Hwy. 50, Fairview Heights	Office Depot, Marshall’s, Old Navy, Linens ‘N Things, Ultimate Electronics	170,000		0	170,000

Weingarten Realty Investors
Property Listing at September 30, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Maine, Total		154,000		51,000	205,000
The Promenade, Essex at Summit, Lewiston (75%)	Staples, Flagship Cinemas	154,000	*	51,000	205,000

Kentucky, Total		607,000		76,000	683,000
Millpond Center, Boston at Man O’War, Lexington	Kroger +	117,000		27,000	144,000
Tates Creek, Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid , Do It Best Hardware	185,000		0	185,000
Regency Shopping Centre, Nicholasville Rd.& West Lowry Lane, Lexington	Kroger+, T.J. Maxx, Michaels	136,000		0	136,000
Festival at Jefferson Court, Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, Sofa Express, AJ Wright (O.B.O.)	169,000		49,000	218,000

Washington, Total		5,000		138,000	143,000
Village at Liberty Lake, E. Country Vista Dr. at N. Liberty Rd., Liberty Lake	Home Depot (O.B.O)	5,000	* !	138,000	143,000

South Carolina, Total		22,000		65,000	87,000
Fresh Market Shoppes, 890 William Hilton Head Pkwy, Hilton Head (25%)	The Fresh Market +	22,000	* !	65,000	87,000

INDUSTRIAL

Houston and Harris County, Total		3,186,000		1,916,000	5,102,000
Beltway 8 Business Park, Beltway 8 at Petersham Dr.	Terminix, Carrier	158,000		0	158,000
Blankenship Building, Kempwood Drive	Classic Printers	59,000		0	59,000
Brookhollow Business Center, Dacoma at Directors Row	Bristol Babcock, Harris County Appraisal District, Surgeon's Management	133,000		0	133,000
Central Park Northwest VI, Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc.	175,000		0	175,000
Central Park Northwest VII, Central Pkwy. at Dacoma	Lucent Technologies, Inc.	103,000		0	103,000
Claywood Industrial Park, Clay at Hollister	Academy, Ltd.	330,000		0	330,000
Crosspoint Warehouse, Crosspoint	Foam Enterprises, LLC.	73,000		0	73,000
Jester Plaza Office Service Center, West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation	101,000		0	101,000
Kempwood Industrial, Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	113,000		0	113,000
Kempwood Industrial, Kempwood Dr. at Blankenship Dr. (20%)	Pioneer Contract Services, Veritas	41,000	* !	166,000	207,000
Lathrop Warehouse, Lathrop St. at Larimer St. (20%)	United D.C., Inc.	51,000	* !	202,000	253,000
Navigation Business Park, Navigation at N. York (20%)	Packwell Inc.	48,000	* !	190,000	238,000
Northway Park II, Loop 610 East at Homestead (20%)	Jet Lube, Inc.	61,000	* !	243,000	304,000
Railwood F, Market at U.S. 90 (20%)	Shell Oil Company	60,000	* !	240,000	300,000
Railwood Industrial Park, Mesa at U.S. 90	Distribution International, Global Stainless Supply, Inc., Houston Central Industries, Inc., USF Distribution, Smart Transportation Services	616,000		0	616,000
Railwood Industrial Park, Mesa at U.S. 90 (20%)	Jacobson Warehouse Compay	100,000	* !	398,000	498,000
South Loop Business Park, S. Loop at Long Dr. (50%)	Plastic Plus Awards, Lumber Liquidators	46,000	* !	46,000	92,000
Southport Business Park 5, South Loop 610	International Surface Preparation Group, Inc.	161,000		0	161,000
Southwest Park II Service Center, Rockley Road	Bioassay Laboratory, Inc.	68,000		0	68,000
Stonecrest Business Center, Wilcrest at Fallstone	Rentokil, Inc.	111,000		0	111,000
West-10 Business Center, Wirt Rd. at I-10	Aaron’s Office Furniture	129,000		0	129,000
West 10 Business Center II, Wirt Rd. at I-10	Summers Group, Inc.	83,000		0	83,000
Westgate Service Center, Park Row Drive at Whiteback Dr.	Clarion Publishing, Solartron	119,000		0	119,000
West Loop Commerce Center, W. Loop N. at I-10	Inter-Tel Technologies	34,000		0	34,000
610 and 11th St. Warehouse, Loop 610 at 11th St.	Prefco Corp.	105,000		0	105,000
610 and 11th St. Warehouse, Loop 610 at 11th St. (20%)	Iron Mountain, Stone Container	49,000	* !	195,000	244,000
610/288 Business Park , Cannon Street (20%)	Houston Distribution Services	59,000	* !	236,000	295,000

Texas (excluding Houston & Harris Co.), Total		3,575,000		0	3,575,000
Randol Mill Place, Randol Mill Road, Arlington	American Institute of Intradermal Cosmetics, Dental Equipment & Supply	55,000		0	55,000
Braker 2 Business Center, Kramer Ln. at Metric Blvd., Austin	Digital Transaction Group, Inc.	27,000		0	27,000
Corporate Center Park I and II, Putnam Dr. at Research Blvd., Austin	Phoenix - Lamar Corp, Apria Healthcare, Inc.	117,000		0	117,000
Oak Hills Industrial Park, Industrial Oaks Blvd., Austin	Terracon, Inc., Nanocoolers, Inc.	90,000		0	90,000
Rutland 10 Business Center, Metric Blvd. At Centimeter Circle, Austin	Minimax, Media Event Concepts, Inc.	54,000		0	54,000
Southpark A,B,C, East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc.	78,000		0	78,000
Southpoint Service Center, Burleson at Promontory Point Dr., Austin	K & S Interconnect	54,000		0	54,000
Wells Branch Corporate Center, Wells Branch Pkwy., Austin	RDA Promart	59,000		0	59,000

Weingarten Realty Investors
Property Listing at September 30, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Texas (excluding Houston & Harris Co.) Continued
1625 Diplomat Drive, SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	106,000		0	106,000
Midway Business Center, Midway at Boyington, Carrollton	ProSource, Luxury of Leather, Hale Engineering	141,000		0	141,000
Manana Office Center, I-35 at Manana, Dallas	Omega Environmental Technologies, Dave & Busters, B&B Graphics Finishing Services	223,000		0	223,000
Newkirk Service Center, Newkirk near N.W. Hwy., Dallas	Tri-Ed Distribution, Inc., AWC	106,000		0	106,000
Northaven Business Center, Northaven Rd., Dallas	Dillon Gage, Quality Conservation	151,000		0	151,000
Northeast Crossing Office/Service Center, East N.W. Hwy. at Shiloh, Dallas	Capital Title	79,000		0	79,000
Northwest Crossing Office/Service Center, N.W. Hwy. at Walton Walker, Dallas	Corvette World	127,000		0	127,000
Redbird Distribution Center, Joseph Hardin Drive, Dallas	Reid Plastics, Inc. Texwood Industries, L.P.	111,000		0	111,000
Regal Distribution Center, Leston Avenue, Dallas	Document Management Systems, BKM Total Office of Texas, L.P., Global Furniture	203,000		0	203,000
Space Center Industrial Park, Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Furniture Marketing Group	265,000		0	265,000
McGraw Hill Distribution Center, 420 E. Danieldale Rd, DeSoto	McGraw Hill	418,000		0	418,000
Central Plano Business Park, Klein Rd. at Plano Pkwy., Plano	Via Viente, Minarik Corp.	138,000		0	138,000
Jupiter Service Center, Jupiter near Plano Pkwy., Plano	Interceramic Tile, Germaire Distributors	78,000		0	78,000
Sherman Plaza Business Park, Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store	101,000		0	101,000
Interwest Business Park, Alamo Downs Parkway, San Antonio	All-American Sports	218,000		0	218,000
Isom Business Park, 919-981 Isom Road, San Antonio	Fidelity Output Solutions, Wells Fargo Bank	175,000		0	175,000
O'Connor Road Business Park, O’Connor Road, San Antonio	Ingersoll Rand	150,000		0	150,000
Freeport Business Center, 13215 N. Promenade Blvd., Stafford	Fairfield Industries, Applera Corporation, Gurtwitch Products	251,000		0	251,000

Georgia, Total		956,000		612,000	1,568,000
Atlanta Industrial Park II & VI, Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc.	552,000		0	552,000
Sears Logistics, 3700 Southside Industrial Way, Atlanta (20%)	Sears Logistics Services, Inc.	81,000	* !	322,000	403,000
Southside Industrial Parkway, Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce, Masco Contractor Services	72,000		0	72,000
Kennesaw 75, 3850-3900 Kennesaw Prkwy, Kennesaw	American Hotel Register Co., Clorox Services Company	178,000		0	178,000
6485 Crescent Drive, I-85 at Jimmy Carter Blvd., Norcross (20%)	Zurn, Pax Industries, Inc.	73,000	* !	290,000	363,000

Tennessee, Total		816,000		457,000	1,273,000
Crowfarn Drive Warehouse, Crowfarn Dr. at Getwell Rd., Memphis (20%)	Integris Metals	32,000	* !	129,000	161,000
Outland Business Center, Outland Center Dr., Memphis (20%)	Vistar Corporation, TricorBraun, KMN Modern Farm Equipment, Inc., Quest Communications Corporation	82,000	* !	328,000	410,000
Southpoint I & II, Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Constar	571,000		0	571,000
Thomas Street Warehouse, N. Thomas Street, Memphis	Vacant	131,000		0	131,000

Florida, Total		1,272,000		0	1,272,000
Lakeland Industrial Center, I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix	600,000		0	600,000
1801 Massaro, 1801 Massaro Blvd., Tampa	MiTek Industries, Inc., Parksite, Inc.	159,000		0	159,000
Tampa East Industrial Portfolio, 1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes	513,000		0	513,000

California, Total		462,000		581,000	1,043,000
1725 Dornoch, Donroch Court, San Diego	Vacant	112,000		0	112,000
1855 Dornoch, Donroch Court, San Diego	Vacant	205,000		0	205,000
Siempre Viva Business Park, Siempre Viva Rd. at Kerns St., San Diego (20%)	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., New Wave Logistics (USA) Inc.	145,000	* !	581,000	726,000

Weingarten Realty Investors
Property Listing at September 30, 2006

		Gross Leasable Area
		WRI	Others
Center and Location	Anchors	Owned	(O.B.O.)	Total

UNIMPROVED LAND

Houston & Harris County, Total		2,402,000		2,402,000
Bissonnet at Wilcrest		175,000		175,000
Citadel Plaza at 610 North Loop		137,000		137,000
East Orem		122,000		122,000
Kirkwood at Dashwood Drive		322,000		322,000
Mesa Road at Tidwell		901,000		901,000
Northwest Freeway at Gessner		422,000		422,000
Redman at West Denham		17,000		17,000
West Little York at Interstate 45		161,000		161,000
West Loop North at Interstate 10		145,000		145,000

Texas (excluding Houston & Harris Co.), Total		1,121,000		1,121,000
River Pointe Drive at Interstate 45, Conroe		590,000		590,000
NEC of US Hwy 380 & Hwy 75, McKinney		87,000		87,000
9th Ave. at 25th St., Port Arthur		243,000		243,000
Highway 3 at Highway 1765, Texas City		201,000		201,000

Louisiana, Total		462,000		462,000
U.S. Highway 171 at Parish, DeRidder		462,000		462,000

North Carolina, Total		1,750,000		1,750,000
The Shoppes at Caveness Farms		1,750,000		1,750,000

Weingarten Realty Investors
Property Listing at September 30, 2006

				OWNED BY
		NUMBER OF	WRI	OTHERS	TOTAL
ALL PROPERTIES-BY LOCATION		PROPERTIES	OWNED	(O.B.O.)	SQ FTG

Grand Total		373	47,548,000	15,582,000	63,130,000
Texas (excluding Houston & Harris County)		93	11,102,000	2,332,000	13,434,000
Houston & Harris County		77	9,232,000	2,760,000	11,992,000
Florida		37	6,652,000	1,333,000	7,985,000
California		29	4,018,000	1,038,000	5,056,000
North Carolina		24	2,397,000	654,000	3,051,000
Louisiana		16	1,792,000	1,266,000	3,058,000
Arizona		16	1,305,000	827,000	2,132,000
Colorado		15	1,212,000	1,622,000	2,834,000
Georgia		18	2,407,000	1,328,000	3,735,000
Nevada		11	2,413,000	748,000	3,161,000
Tennessee		9	1,472,000	457,000	1,929,000
New Mexico		7	1,182,000	397,000	1,579,000
Oklahoma		2	174,000	0	174,000
Arkansas		3	355,000	0	355,000
Utah		3	292,000	341,000	633,000
Kentucky		4	607,000	76,000	683,000
Kansas		2	251,000	0	251,000
Missouri		2	231,000	28,000	259,000
Illinois		2	273,000	121,000	394,000
Maine		1	154,000	51,000	205,000
Washington		1	5,000	138,000	143,000
South Carolina		1	22,000	65,000	87,000

ALL PROPERTIES-BY CLASSIFICATION

Grand Total		373	47,548,000	15,582,000	63,130,000
Shopping Centers		309	37,281,000	12,016,000	49,297,000
Industrial		64	10,267,000	3,566,000	13,833,000

Notes:	*	Denotes partial ownership. WRI's interest is 50% except where noted. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

	+	Denotes supermarket or discount store offering full service grocery along with general merchandise.

	#	Denotes property under development that does not currently have rental income on-line.

	!	Denotes properties that are not consolidated for SEC reporting purposes.

Owned by Others ("O.B.O.") includes buildings owned entirely by another non-WRI legal entity and the proportionate ownership of WRI's partner(s) in various joint ventures and partnerships.